Exhibit A to the

Information Statement

Dated August  5, 2002

2002 LONG-TERM STOCK INCENTIVE PLAN

OF

GAMES, INC.

(formerly Colley Corporation)

1.

Purposes: The purposes of this Plan are (a) to secure for the Company the benefits of incentives inherent in ownership of Common Stock by Eligible Employees, (b) to encourage Eligible Employees to increase their interest in the future growth and prosperity of the Company and to stimulate and sustain constructive and imaginative thinking by Eligible Employees, (c) to further the identity of interest of those who hold positions of major responsibility in the Company and its Subsidiaries with the interests of the Company’s shareholders, (d) to induce the employment or continued employment of Eligible Employees and (e) to enable the Company to compete with other organizations offering similar or other incentives in obtaining and retaining the services of competent employees.

2.

Definitions:  Unless otherwise required by the context, the following terms when used in this Plan shall have the meanings set forth in this Section 2.

Board of Directors:  The Board of Directors of the Company.

Change of Control:  The event which shall be deemed to have occurred if either (i) after the date this Plan is adopted by the Company’s shareholders, without prior approval of the Board, any "person" becomes a beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; or (ii) without prior approval of the Board, as a result of, or in connection with, or within two years following, a tender or exchange offer for the voting stock of the Company, a merger or other business combination to which the Company is a party, the sale or other disposition of all or substantially all of the assets of the Company, a reorganization of the Company, or a proxy contest in connection with the election of members of the Board of Directors, the persons who were directors of the Company immediately prior to any of such transactions cease to constitute a majority of the Board of Directors or of the board of directors of any successor to the Company (except for resignations due to death, disability or normal retirement).  For purposes of this definition, a person shall be deemed the "beneficial owner" of any securities (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (ii) which such person or any of its Affiliates or Associates, has directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any securities.  For purposes of this definition, a "person" shall mean any individual, firm, company, partnership, other entity or group, and the terms "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect on the date the Plan is approved by the shareholders of the Company and becomes effective.

Code:

The Internal Revenue Code of 1986, as amended.

Committee:  The Committee of the Board of Directors designated to administer this Plan pursuant to the provisions of section 12.

Common Stock:  The Common Stock of the Company, $.001 par value.

Company: Games, Inc., formerly Colley Corporation, a Delaware corporation.

Eligible Employee:  An employee (as such term is defined for purposes of the Form S-8 registration statement promulgated by the Securities and Exchange Commission) of the Company or of a Subsidiary who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary.  The recommendation of the grant of a Stock Incentive to an employee by the Committee shall be deemed a determination by the Committee that such employee is an Eligible Employee.

Fair Market Value:  As applied to any date, the mean of the highest and lowest quoted selling prices of a share of Common Stock identified on the Over-The-Counter Bulletin Board Service maintained by Nasdaq National Market (or any stock exchange on which the Company’s Common Stock may be listed in the future) on the date specified, or if the Common Stock was not traded on such system on such date, on the next preceding date on which the Common Stock was traded; provided, however, that, if the Common Stock is not so quoted, Fair Market Value shall be determined in accordance with the method approved by the Board of Directors, and, provided further, if any of the foregoing methods of determining Fair Market Value shall not be consistent with the regulations of the Secretary of the Treasury or his delegate at the time applicable to a Stock Incentive of the type involved, Fair Market Value in the case of such Stock Incentive shall be determined in accordance with such regulations and shall mean the value as so determined.

Incentive Compensation:  Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or discretionary or required to be paid pursuant to an agreement, resolution or arrangement, and whether payable currently, or on a deferred basis, in cash, Common Stock or other property, awarded by the Company or a Subsidiary prior or subsequent to the date of the approval and adoption of this Plan by the shareholders of the Company.

Incentive Option:  An option granted under this Plan which is designated to be an incentive stock option under the provisions of Section 422 of the Code; and any provisions elsewhere in this Plan or in any such Incentive Option which would prevent such option from being an incentive stock option may be deleted and/or voided retroactively to the date of the granting of such option, by action of the Committee.

Nonqualified Option:  An option granted under this Plan which is not an incentive stock option under the provisions of Section 422 of the Code; and which is exercisable even though there is outstanding an Incentive Option which was granted before the granting of the Nonqualified Option to the same participant.  Such Nonqualified Option shall not be affected by any actions taken retroactively as provided above with respect to Incentive Options.

Option:  An option to purchase shares of Common Stock.

Outside Director: A duly elected or appointed member of the Board of Directors who is not employed by the Company in any other capacity.

Performance Objectives:  Stated criteria which may, but need not be set forth in a Stock Incentive at the discretion of the Committee, the successful attainment of which is specified in the Stock Incentive as a condition precedent to the issuance, transfer or retention of some or all of the shares of Common Stock covered by the Stock Incentive.  Performance Objectives may be personal and/or corporate in nature and shall include, but shall not be limited to, objectives determined by reference to or changes in (a) the Fair Market Value, book value or earnings per share of Common Stock, or (b) sales and revenues, income, profits and losses, return on capital employed, or net worth of the Company (on a consolidated or unconsolidated basis) or of any or more of its groups, divisions, Subsidiaries or departments, or (c) a combination of two or more of the foregoing or other factors.

Plan:  The 2002 Long-Term Stock Incentive Plan herein set forth as the same may from time to time be amended.

Stock Award:  An issuance or transfer of shares of Common Stock at the time the Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future.

Stock Incentive:  A stock incentive granted under this Plan in one of the forms provided for in section 3.

Subsidiary:  A company or other entity designated by the Committee in which the Company has a significant equity interest, except that, with respect to grants of Incentive Options, the term "Subsidiary" shall be deemed to mean a company or other form of business association of which shares (or other ownership interests) having 50% or more of the voting power are owned or controlled, directly or indirectly, by the Company.

3.

Grants of Stock Incentives:

(a)

Subject to the provisions of this Plan, the Committee may at any time, or from time to time, grant Stock Incentives under this Plan to, and only to, Eligible Employees.

(b)

Stock Incentives may be granted in the following forms:

(i)

an Option, or

(ii)

a Stock Award, or

(iii)

a combination of an Option and a Stock Award.

(c)

Stock Incentives contingently granted prior to the approval of this Plan by the Company’s stockholders but subject to such approval shall be deemed to be granted hereunder as of the date of such stockholder approval.

4.

Stock Subject to this Plan:

(a)

A total of 4,160,000 shares of Common Stock are available for Stock Incentives granted under the Plan; provided, that if another company is acquired by the Company or combines with the Company other than The Lottery Channel, Inc. d/b/a GameBanc Corporation, a Delaware corporation, any of the Company’s shares covered by or issued as a result of the assumption or substitution of outstanding grants of the acquired company would not be deemed issued under the Plan and would not be subtracted from the shares of Common Stock available for grant under the Plan; and provided further, that if any shares of Common Stock that are subject to Stock Incentives are forfeited, such shares shall again become available under the Plan.  For purposes of the preceding sentence:

(i)

"Forfeited shares" means any shares issued pursuant to grants of Stock Incentives which expire or terminate for any reason in a calendar year without ever having been exercised or as to which the recipient did not receive any benefits of ownership (other than voting rights).

(ii)

Shares of Common Stock subject to Stock Incentives granted under this Plan may be either authorized but unissued shares or shares held in the Company’s treasury, or any combination thereof, in the discretion of the Committee.

(b)

The maximum amount of Common Stock with respect to which Stock Incentives may be granted to any person during any calendar year shall be an amount to be determined by the Options Committee shares; provided, however, that in the event of a grant made to a recipient upon the recipient’s initial hiring by the Company, such limitation shall be 80,000 shares.

(c)

A total of 3,300,100 shares of Common Stock are available for Stock Incentives granted under the Plan in exchange for or with respect to a conversion of the options presently granted to certain persons under a stock option plan maintained by The Lottery Channel, Inc. d/b/a GameBanc Corporation, a Delaware corporation and majority owned subsidiary of the Company.

5.

Options:  Stock Incentives in the form of Options shall be subject to the following provisions:

(a)

Upon the exercise of an Option, the purchase price shall be paid in cash by means reasonably acceptable to the Company or, unless otherwise provided by the Committee (and subject to such terms and conditions as are specified in the Option or by the Committee), in shares of Common Stock delivered to the Company by the optionee or by the withholding of shares issuable upon exercise of the Option or in a combination of such payment methods.  Shares of Common Stock thus delivered or withheld shall be valued at their Fair Market Value on the date of the exercise.  The purchase price per share shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

(b)

Each Option shall be exercisable in full or in part not less than six months after the date the Option is granted, or may become exercisable in one or more installments at such later time or times as the Committee shall determine.  Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.  Any term or provision in any outstanding Option specifying that the Option not be immediately exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Committee, provided, however, no such modifications of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to the optionee.

(c)

Each Option shall be exercisable during the life of the optionee only by the optionee and, after the optionee’s death, only by the optionee’s estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution.  An Option, to the extent that it shall not have been exercised, shall terminate at the close of business on the 60th day following the date the optionee ceases to be an employee or director of the Company or a Subsidiary, unless the optionee ceases to be an employee or director because of resignation with the consent of the Committee (which consent may be given before or after resignation), or by reason of death or incapacity, in which case any unexercised Option or portion thereof held by such person shall terminate 18 months after such resignation, death or incapacity, or at the Option’s stated expiration date, whichever is earlier.  Any Option that is exercisable hereunder after the date an optionee ceases to be an employee or director of the Company for any reason may be exercised only to the extent it could have been exercised as of the date the optionee ceases to be an employee or director.  A leave of absence for military or governmental service or for other purposes shall not, if approved by the Committee, be deemed a termination of employment within the meaning of this paragraph (c).  Notwithstanding the foregoing provisions of this paragraph (c) or any other provisions of this Plan, no Option shall be exercisable after expiration of the term for which the Option was granted, which shall in no event exceed ten years.

(d)

Options shall be granted for such lawful consideration as the Committee shall determine.

(e)

No Option nor any right thereunder may be assigned or transferred by the optionee except by will or the laws of descent and distribution.  If so provided in the Option or if so authorized by the Committee and subject to such terms and conditions as are specified in the Option or by the Committee, the Company shall have the right, upon or without the request of the holder of the Option and at any time or from time to time, to cancel all or a portion of the Option then subject to exercise and either (i) pay the holder an amount of money equal to the excess, if any, of the Fair Market Value, at such time or times, of the shares subject to the portion of the Option so canceled over the aggregate purchase price of such shares, or (ii) issue or transfer shares of Common Stock to the holder with a Fair Market Value, at such time or times, equal to such excess.

(f)

Each Option shall be evidenced by a written instrument, which shall contain such terms and conditions (including, without limitation, Performance Objectives), and shall be in such form, as the Committee may determine, provided the Option is consistent with this Plan and incorporates it by reference.  Notwithstanding the preceding sentence, an Option if so recommended by the Committee, may include restrictions and limitations in addition to those provided for in this Plan.

(g)

Any federal, state or local withholding taxes payable by an optionee upon the exercise of an Option shall be paid in cash or, unless otherwise provided by the Committee, by the surrender of shares of Common Stock or the withholding of shares of Common Stock to be issued to the optionee, or in any combination thereof, or in such other form as the Committee may authorize from time to time.  All such shares so surrendered or withheld shall be valued at Fair Market Value on the date they are surrendered to the Company or authorized to be withheld.

(h)

Options may be either Incentive Options or Nonqualified Options at the discretion of the Committee.  Options not otherwise designated shall be Nonqualified Options.  Notwithstanding any other provisions herein, the following provisions shall apply to Incentive Options:  (i) the exercise price of any Incentive Option granted to any person who on the date of grant owns (within the meaning of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary shall not be less than 110% of the Fair Market Value of the stock on the date of grant; (ii) the maximum term of any Incentive Option granted hereunder shall be ten years, except that the maximum term of any Incentive Option granted to a person described in section 5(h)(i) above shall be five years; (iii) no Incentive Option may be granted subsequent to the tenth anniversary of the date of shareholder approval of this Plan; (iv) Incentive Options may only be granted to persons who are employees of the Company or any Subsidiary within the meaning of the Code; and (v) the aggregate Fair Market Value, determined as of the time of the grant, of the shares of Common Stock with respect to which Incentive Stock Options held by any Eligible Employee which are exercisable for the first time by such Eligible Employee during any calendar year under the Plan and under any other benefit plans of the Company shall not exceed $100,000, or if different, the maximum limitation in effect at the time of grant under Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

6.

Stock Awards:  Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

(a)

A Stock Award shall be granted only in payment of Incentive Compensation that has been earned or as Incentive Compensation to be earned, including, without limitation, Incentive Compensation awarded concurrently with or prior to the grant of the Stock Award.

(b)

For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Eligible Employee and whether or not such shares are subject to restrictions which affect their value.

(c)

The number of shares of Common Stock which may be granted under the Plan as Stock Awards shall not exceed 172,000 shares of Common Stock (i.e.20% of the maximum aggregate number of shares of Common Stock that may be granted to participants in the Plan not including those shares that may be granted in exchange for or with respect to a conversion of the options presently granted to certain persons under a stock option plan maintained by The Lottery Channel, Inc. d/b/a GameBanc Corporation, a Delaware corporation and majority owned subsidiary of the Company).

(d)

Shares of Common Stock subject to a Stock Award may be issued or transferred to the Eligible Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine.  In the event that any such issuance or transfer shall not be made to the Eligible Employee at the time the Stock Award is granted, the Committee may provide for payment to such Eligible Employee, either in cash or in shares of Common Stock from time to time or at the time or times such shares shall be issued or transferred to such Eligible Employee, of amounts not exceeding the dividends which would have been payable to such Eligible Employee in respect of such shares (as adjusted under section 9) if they had been issued or transferred to such Eligible Employee at the time such Stock Award was granted.  Any amount payable in shares of Common Stock under the terms of a Stock Award may, at the discretion of the Company, be paid in cash, on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date, of the shares which would otherwise have been delivered.

(e)

A Stock Award shall be subject to such terms and conditions, including, without limitation, restrictions on sale or other disposition of the Stock Award or of the shares issued or transferred pursuant to such Stock Award, as the Committee shall determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder except to the extent otherwise provided in the Stock Award.  The Committee may, in its sole discretion, but shall not be required to, specify in any Stock Award that the issuance, transfer and/or retention of some or all of the shares of Common Stock covered by the Stock Award shall be subject to the attainment of Performance Objectives.  Each Stock Award shall be evidenced by a written instrument in such form as the Committee shall determine, provided such written instrument is consistent with this Plan and incorporates it by reference.

(f)

In the event the holder of shares of Common Stock subject to a Stock Award dies prior to the time such shares are no longer subject to forfeiture pursuant to the terms of the Stock Award, the estate of such holder may retain such shares subject to the restrictions set forth in the Stock Award.

7.

Combinations of Options and Stock Awards:  Stock Incentives authorized by paragraph (b)(iii) of Section 3 in the form of combinations of Options and Stock Awards, shall be subject to the following provisions:

(a)

A Stock Incentive may be a combination of any form of Option with any form of Stock Award; provided, however, that the terms and conditions of such Stock Incentive pertaining to an Option are consistent with Section 5 and the terms and conditions of such Stock Incentive pertaining to a Stock Award are consistent with Section 6.

(b)

Such combination Stock Incentive shall be subject to such other terms and conditions as the Committee may determine, including, without limitation, a provision terminating in whole or in part a portion thereof upon the exercise in whole or in part of another portion thereof.  Such combination Stock Incentive shall be evidenced by a written instrument in such form as the Committee shall determine, provided it is consistent with this Plan and incorporates it by reference.

8.

Nondiscretionary Grants to Outside Directors: Upon election or appointment to the Board of Directors, an Outside Director shall automatically be granted a Nonqualified Option to purchase 10,000 shares of the Company’s Common Stock.  In addition, at every annual organizational meeting of the Board of Directors following the Company’s regular annual meeting of stockholders, each Outside Director who is then serving on the Board of Directors shall receive an automatic grant of a Nonqualified Option to purchase 10,000 shares of Common Stock; provided, however, that the number of shares subject to such annual options granted to Outside Directors who have not yet served a full year on the Board of Directors shall be prorated such that those Outside Directors shall receive an Option to purchase a percentage of 10,000 shares commensurate with the actual portion of the year that such director served on the Board of Directors.  The following additional provisions shall apply to Nonqualified Options granted under this Section 8:

(a)

Each such Option shall terminate not later than five years from the date of grant thereof; and

(b)

Each such Option shall not be exercisable for the first year after grant.  On and after the first anniversary of the grant date, such an option shall be exercisable as to 50% of the shares covered thereby, and on and after the second anniversary of the grant date, such Option shall be exercisable as to 100% of the shares covered thereby to the extent not previously exercised.

9.

Adjustment Provisions:  In the event that any recapitalization, reclassification, forward or reverse split (except as provided below) of shares of Common Stock, or any similar transaction shall be effected, or the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or a sale by the Company of all or a part of its assets, exchanged for a different number of class of shares of stock or other securities of the Company or for shares of the stock or other securities of any other company, or a record date for determination of holders of Common Stock entitled to receive a dividend payable in Common Stock shall occur, (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives or with respect to which a cash payment pursuant to the Stock Incentive is determinable, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share or other security under outstanding Options, and (d) the price to be paid by the Company or a Subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or a Subsidiary to reacquire such shares or other securities, shall in each case be equitably adjusted.  Notwithstanding the foregoing or any other provision in this Plan, there shall be no adjustment to the number of shares available under this Plan for Stock Incentives, or in any of the Plan limitations upon numbers of shares underlying Stock Incentives granted to individuals, or available for Stock Awards, as the result of a reverse stock split approved by the Company’s stockholders at the same stockholders’ meeting this Plan is approved by the stockholders.

10.

Acceleration:  In the event of a Change of Control, any Stock Incentives which have then been outstanding hereunder for at least six months shall be immediately exercisable (without regard to any limitation imposed by the Plan or the Committee at the time the Stock Incentive was granted, which permits all or any part of the Stock Incentive to be exercised only after the lapse of time or the attainment of Performance Objectives or other conditions to exercise), and will remain exercisable until the expiration of the Stock Incentive.

11.

Term:  This Plan shall be deemed adopted and shall become effective on the date it is approved and adopted by the shareholders of the Company.  This Plan shall remain in effect until such time as it is terminated by the Board of Directors; provided, however, that no Incentive Options may be granted hereunder after June 30, 2012.

12.

Administration:

(a)

The Plan shall be administered by the Committee, which shall consist of not less than two directors of the Company designated by the Board of Directors in accordance with the Bylaws of the Company; provided, however, that no director shall be designated as or continue to be a member of the Committee unless such director shall at the time of designation and service be both (i) a "disinterested person" within the meaning of Rule 16b-3 of the Securities and Exchange Commission (or any successor provision at the time in effect) and (ii) an "outside director" within the meaning of Section 162(m) of the Code and any regulations promulgated thereunder by the Department of the Treasury.  Grants of Stock Incentives may be recommended by the Committee either with or without consultation with employees, but, anything in this Plan to the contrary notwithstanding, the Committee shall have full authority to act in the matter of selection of all Eligible Employees and in recommending Stock Incentives to be granted to them.

(b)

The Committee may establish such rules and regulations, not inconsistent with the provisions of this Plan, as it deems necessary to determine eligibility to participate in this Plan and for the proper administration of this Plan, and may amend or revoke any rule or regulation so established.  The Committee may make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable.  All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company, its Subsidiaries, its shareholders and all employees, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them.

(c)

Members of the Board of Directors and members of the Committee acting under this Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for gross negligence or willful misconduct in the performance of their duties.

13.

Acquisitions:  Notwithstanding Section 4(a), if the Company or any Subsidiary should merge or consolidate with, or purchase stock or assets or otherwise acquire the whole or part of the business of, another company, the Company in connection therewith, upon the recommendation of the Committee and the approval of the Board of Directors, (a) may assume, in whole or in part and with or without modifications or conditions, any stock options granted by the acquired company to its employees, in their capacity as such, or (b) may grant new Options in substitution therefore; provided that the granting of an Option with the terms and conditions of the assumed or substitute  options is permissible under either this Plan or a plan approved by the shareholders of the acquired company.  For the purposes of the preceding sentence, the permissibility of the granting of an option under a plan shall be determined as of the date of grant of the original option by the acquired company and not as of the date of assumption or substitution by the Company.

14.

General Provisions:

(a)

Nothing in this Plan nor in any instrument executed pursuant hereto shall confer upon any employee any right to continue in the employ of the Company or a Subsidiary, or shall affect the right of the Company or of a Subsidiary to terminate the employment of any employee with or without cause.

(b)

No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless and until all legal requirements applicable to the issuance or transfer of such shares, in the opinion of counsel to the Company, have been complied with.  In connection with any such issuance or transfer the person acquiring the shares shall, if requested by the Company, give assurances, satisfactory to counsel to the Company, that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company or a Subsidiary may deem desirable to assure compliance with all applicable legal requirements.  No employee (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of this Plan or subject to any Stock Incentive except as to shares of Common Stock, if any, as shall have been issued or transferred to him.

(c)

The Company or a Subsidiary may, with the approval of the Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be an Eligible Employee at the time of grant, and, notwithstanding any other provision of this Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Company takes action to implement such agreement or commitment.

(d)

In the case of a grant of a Stock Incentive to an employee of a Subsidiary, such grant may, if the Committee so directs, be implemented by the Company issuing or transferring the shares, if any, covered by the Stock Incentive to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares to the employee in accordance with the terms of the Stock Incentive specified by the Committee pursuant to the provisions of this Plan.  Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Subsidiary and shall be deemed granted on the date it is approved by the Committee, on the date it is delivered by the Subsidiary, or on such other date between said two dates, as the Committee shall specify.

(e)

The Committee shall have full power and authority to determine whether, to what extent and under what circumstances any Stock Incentive shall be canceled or suspended by the Company.  In particular, but without limitation, all outstanding Stock Incentives to any Eligible Employee may be canceled if the Eligible Employee, without the consent of the Committee, while employed by the Company or after termination of such employment, engages in any activity which is in competition with the Company, including but not limited to an activity whereby the Company’s or its Subsidiary’s trade secrets or confidential information may conceivably be divulged, or is otherwise detrimental to the Company’s best interest, as determined by the Committee.

(f)

The Company or a Subsidiary may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or a Subsidiary determines it is required to withhold in connection with any Stock Incentive.

(g)

Nothing in this Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Subsidiary or other affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, group insurance, stock purchase, stock bonus or stock option plan.

(h)

The Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law.

(i)

If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any stock option or Stock Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(j)

Stock options or Stock Awards may be granted to Eligible Employees who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee also may impose conditions on the exercise or vesting of stock options or Stock Awards in order to minimize the Company’s obligation with respect to tax equalization for Eligible Employees on assignments outside their home country.

15.

Amendments and Discontinuance:

(a)

This Plan may be amended by the Board of Directors upon the recommendation of the Committee, provided that, without the approval of the stockholders of the Company, no amendment shall be made which (i) increases the maximum aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in Section 4, (ii) withdraws the administration of this Plan from the Committee or amends the provisions of paragraph (a) of S ection 11 with respect to eligibility and disinterest  of members of the Committee, (iii) permits any person who is not at the time an Eligible Employee of the Company or of a Subsidiary to be granted a Stock Incentive, (iv) permits any Option to be exercised more than ten years after the date it is granted, (v) amends Section 10 to extend the date set forth therein, or (vi) amends this Section 15.

(b)

The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

(c)

No amendment or discontinuance of this Plan by the Board of Directors or the stockholders of the Company shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.

2002 Long Term Stock Incentive Plan.DOC

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